Exhibit 31

                  1999 BROADWAY ASSOCIATES LIMITED PARTNERSHIP

                            FORM 10-QSB JUNE 30, 2005

                                 CERTIFICATIONS

      I, Michael L. Ashner, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of 1999 Broadway Associates Limited Partnership;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Small Business Issuer as of, and for, the periods presented in this quarterly report;

4. The Small Business Issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Small Business Issuer and have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Small Business Issuer is made known to us, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the Small Business Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

      c) disclosed in this report any change in the Small Business Issuer's internal control over financial reporting that occurred during the Small Business Issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Small Business Issuer's internal control over financial reporting;


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

                                                                      Exhibit 31

                  1999 BROADWAY ASSOCIATES LIMITED PARTNERSHIP

                            FORM 10-QSB JUNE 30, 2005

5. The Small Business Issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Small Business Issuer's auditors and the audit committee of Small Business Issuer's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Small Business Issuer's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer's internal control over financial reporting.


      Date: August 12, 2005                              /s/ Michael L. Ashner
                                                         -----------------------
                                                         Michael L. Ashner
                                                         Chief Executive Officer


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

                  1999 BROADWAY ASSOCIATES LIMITED PARTNERSHIP

                            FORM 10-QSB JUNE 30, 2005

                                 CERTIFICATIONS

      I, Thomas Staples, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of 1999 Broadway Associates Limited Partnership;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Small Business Issuer as of, and for, the periods presented in this quarterly report;

4. The Small Business Issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Small Business Issuer and have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Small Business Issuer is made known to us, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the Small Business Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the Small Business Issuer's internal control over financial reporting that occurred during the Small Business Issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Small Business Issuer's internal control over financial reporting;


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

5. The Small Business Issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Small Business Issuer's auditors and the audit committee of Small Business Issuer's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Small Business Issuer's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer's internal control over financial reporting.


      Date: August 12, 2005                              /s/ Thomas Staples
                                                         -----------------------
                                                         Thomas Staples
                                                         Chief Financial Officer


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